SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)   July 18, 2001
                                                   -------------



                              ENVIRO RECOVERY, INC.
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               (Exact Name of Registrant as Specified in Charter)



            TEXAS                  000-29223                 33-0507697
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(State or Other Jurisdiction    (Commission File           (IRS Employer
    of Incorporation)                Number)               Identification No.)



2200 E. Lake Shore Drive, Ashland, Wisconsin                     54806
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(Address of Principal Executive Offices)                      (Zip Code)



Registrant's telephone number, including area code      715-685-9663
                                                     ------------------



                                 Not Applicable
     ----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

         (a)      Financial Statements

                  None

         (b)      Pro Forma Financial Information

                  None

         (c)      Exhibits

Exhibit
Number   Description
-------  ------------
99.1 Press Release dated July 18, 2001 relating to actions taken by board of directors


Item 9.  Regulation FD Disclosure.


         The Press Release dated July 18, 2001, filed as Exhibit 99.1 is being filed under this item only as information the registrant elects to disclose through Form 8-K pursuant to Regulation FD Rules 100-103.





















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:     July 19, 2001                     ENVIRO RECOVERY, INC.




                                    By:      /s/ Jeffrey Ivan Schwartz
                                             --------------------------------
                                                 Jeffrey Ivan Schwartz
                                                 Chief Financial Officer















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




                                 EXHIBIT INDEX

Exhibit
 Number           Description
---------         -----------
99.1              Press Release dated July 18, 2001 relating to actions
                  taken by board of directors